EXHIBIT 99.2

Investor Presentation July 30, 2020 FIRST MID for every step of life.

D i s c l o s u r e Non - GAAP Measures In addition to reports presented in accordance with generally accepted accounting principles (“GAAP”), this release contains certain non - GAAP financial measures. The Company believes that such non - GAAP financial measures provide investors with information useful in understanding the Company’s financial performance. Readers of this release, however, are urged to review these non - GAAP financial measures in conjunction with the GAAP results as reported. These non - GAAP financial measures are detailed as supplemental tables and include “Net Interest Margin, tax equivalent,” Tangible Book Value per Common Share,” and “Common Equity Tier 1 Capital to Risk Weighted Assets”. While the Company believes these non - GAAP financial measures provide investors with a broader understanding of the capital adequacy, funding profile and financial trends of the Company, this information should be considered as supplemental in nature and not as a substitute to the related financial information prepared in accordance with GAAP. These non - GAAP financial measures may also differ from the similar measures presented by other companies. • Forward Looking Statements This document may contain certain forward - looking statements about First Mid, such as discussions of First Mid’s pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses, planned schedules and impacts from COVID - 19 . First Mid intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Litigation Reform Act of 1955 . Forward - looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Mid, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions . Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, changes in interest rates ; general economic conditions and those in the market areas of First Mid ; legislative/regulatory changes ; monetary and fiscal policies of the U . S . Government, including policies of the U . S . Treasury and the Federal Reserve Board ; the quality or composition of First Mid’s loan or investment portfolios and the valuation of those investment portfolios ; demand for loan products ; deposit flows ; competition, demand for financial services in the market areas of First Mid ; accounting principles, policies and guidelines ; the severity, magnitude and duration of the COVID - 19 pandemic ; the direct and indirect impact of such pandemic, including responses to the pandemic by the government, businesses and consumers, on First Mid’s operations and personnel, commercial activity and demand across First Mid’s business and customers’ businesses ; the disruption of global, national, state and local economies associated with the COVID - 19 pandemic, which could affect First Mid’s liquidity and capital positions, impair the ability of First Mid’s borrowers to repay outstanding loans, impair collateral values, and further increase the allowance for credit losses ; and the impact of the COVID - 19 pandemic on First Mid’s financial results, including possible lost revenue and increased expenses (including the cost of capital), as well as possible goodwill impairment charges . Additional information concerning First Mid, including additional factors and risks that could materially affect First Mid’s financial results, are included in First Mid’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Reports on Form 10 - K . Forward - looking statements speak only as of the date they are made . Except as required under the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward - looking information, whether as a result of new information, future events or otherwise . 2

Corporate Profile First Mid Bancshares, Inc. (“First Mid”) is the parent company of First Mid Bank & Trust, N.A., First Mid Insurance Group, Inc., and First Mid Wealth Management Co. First Mid is a $4.5 billion community - focused organization that provides a full - suite of financial services including banking, wealth management, brokerage, ag services, and insurance through a sizeable network of locations throughout Illinois and eastern Missouri and a loan production office in the greater Indianapolis area. Together, our First Mid team takes great pride in their work and their ability to serve our customers well over the last 155 years. Current Company Snapshot • Assets: $4.46 billion • Deposits: $3.39 billion • Loans: $3.21 billion • Wealth Management AUM: $4.14 billion Strong Capital Ratios • Leverage ratio: 10.43% • Total RBC ratio: 15.19% Strong Asset Quality • NPAs/Assets: 0.57% • NCOs/Avg. Loans: 0.09% (annualized for period) Profitability (Q2’2020) • Net Income of $10.14 million • Net interest margin, TE: 3.25% • Diluted EPS of $0.60 Financial data as of June 30, 2020 3

Company Overview First Mid is headquartered in Mattoon with multiple locations and a dedicated team of nearly 900 employees serving central and southern Illinois, metro St . Louis, and the greater Indianapolis area . 4 Our vision is to be a nimble, community - focused organization committed to quality, growth and earned independence for the benefit of all our stakeholders.

COVID - 19 Relief & Support to Our Employees and Customers • Executed pandemic plan already tested and in place. • Implemented preventative and personal hygiene measures per CDC guidelines. • Protected the safety of employees by closing all branch lobby locations from April 1 st through June 15 th while maintaining operations through appointment and drive - thru use only during that time. • Increased eligible sick days to every employee. • Provided financial assistance for employees in need. • Enabled approximately half of workforce to work remotely with secure connections. Employee Relief & Support Customer Relief & Support • Maintained frequent communication with our borrowers and customers. • Provided support to more than 2,500 small business owners (both existing and new customers) through the Paycheck Protection Program (PPP) resulting in $259 million funded with the SBA. • Processed $424 million of payment deferrals to 650 consumers and businesses experiencing hardship. Remaining deferrals through July 17, 2020 totaled $283 million or approximately 9% of the overall loan portfolio. • Provided additional assistance where appropriate to affected retail and commercial customers across our footprint. 5

First Mid is committed to providing the support needed throughout the communities we serve during the pandemic. COVID - 19 Relief & Support Update Over 2,500 Total Loans Funded Fee Income Generated Small Business Customers Assisted Paycheck Protection Program (“PPP”) Q2’20 Update Beginning April 1st, First Mid provided PPP funding assistance to both new and existing small business owners throughout our footprint. $270 million ~$9 million $259 million Total Loans Remaining 6

COVID - 19 Relief & Support Update $ 0 $ 20 $ 40 $ 6 0 $ 80 $ 1 0 0 ($ in millions) Retail & Related $70.0 H ot e l s $63 . 4 M u l t i - F am i l y $62 . 9 % Balances Deferred to Total Loans CRE Office Buildings $20.0 Re st a u r a n t s $19.6 Auto Dealers $9.5 Non - Residential Mortgages $8.9 Deferred Loans Deferred 8.8% Loans Physician Offices $1.9 91.2% C o nsu me r $0.7 All Other $25.7 7 During the pandemic First Mid provided payment deferrals to more than 600 customers totaling $424 million at the peak. As of July 17 th half of the those customer accounts have resumed normal payment. COVID - 19 Deferred Payment Update As of July 17, 2020

All Other Loans 88.7% Vulnerable Industries 11.3% COVID - 19 Loan Monitoring Industry Detail as of June 30, 2020 % of Loan Portfolio Retail Shopping / Strip Centers 4.2% Hotels 4.1% Restaurants 3.0% Total 11.3% Due to the unprecedented global pandemic and shelter in place mandate, First Mid implemented escalated monitoring and stress testing of the vulnerable sectors within our loan portfolio. Iden tifi e d “ At - Risk” In du s tri e s Note: Balances above exclude Paycheck Protection Program Loans Most of the largest borrowers in the hotel and restaurant sectors own and operate multiple businesses across various industries providing a diverse cash flow stream to support their loans, and have provided personal guarantees 8

Providing Shareholder Value $ 1 . 4 2 $ 1 . 4 4 $ 1 . 5 1 $ 1 . 5 7 $ 1 . 6 7 $ 1 . 0 4 $ 1 . 0 7 $ 1 . 2 9 $ 1 . 6 2 $ 1 . 7 3 $ 1 . 8 5 $ 1 . 8 1 $ 2 . 0 5 $ 2 . 1 3 $ 2 . 5 2 $ 2 . 8 7 $0.30 $0.33 $0.35 $0.38 $0.38 $0.38 $0.38 $0.40 $0.42 $0.46 $0.55 $0.59 $0.62 $0.66 $0.70 $0.76 $ 8 . 4 9 $ 9 . 1 8 $ 8 . 2 8 $ 9 . 36 $ 1 0 . 09 $ 1 0 . 91 $ 9 . 3 8 $ 1 1 . 24 $ 1 2 . 68 $ 1 1 . 75 $ 1 5 . 63 $ 1 5 . 09 $ 1 6 . 84 $ 1 8 . 73 $ 2 0 . 22 $ 2 3 . 59 $ 0 . 00 $ 5 . 00 $ 1 0 . 0 0 $ 1 5 . 0 0 $ 2 0 . 0 0 $ 2 5 . 0 0 $ 0 . 00 $ 0 . 50 $ 1 . 00 $ 1 . 50 $ 2 . 00 $ 2 . 50 $ 3 . 00 $ 3 . 50 $ 4 . 00 2 0 0 4 2 0 0 5 20 0 7 20 0 8 20 0 9 2 0 1 4 2 0 1 5 20 1 9 TBV/Share Earnings & Dividends/Share Performance Timeline thru 12/31/19 2006 Diluted EPS 20 1 0 20 1 1 2 0 1 2 2 0 1 3 Dividends Per Share (Declared) 2016 2017 2018 Tangible Book Value Per Share First Mid Bancshares consistently provides value to shareholders by delivering solid diluted earnings per share and returning competitive dividends. *Tangible Book Value Per Share is a non - GAAP measure and is defined as total common equity less goodwill and intangibles divided by shares outstanding as of period end. TBV Q2’2020 - $25.02 9

History and Recognition First Mid has a proud 155 year history of service to agricultural, small business and retail customers. • First National Bank of Mattoon established in 1865 • The oldest nationally chartered bank in Illinois • First Mid Bancshares, Inc. incorporated in 1981 • Committed to our community banking heritage and mission • Publicly traded on the NASDAQ stock market since 2014 • Membership extended into the all - cap Russell 3000 and small - cap Russell 2000 indexes in 2016 Achievements through Performance: 10

Strategic Advantage First Mid Bancshares is able to provide strong strategic advantages in key areas: • Diversified Sources of Revenue – Full service banking – Insurance Services – Trust and Wealth Management – Ag Services including Farm Management and Brokerage • Quality Core Deposit Franchise • Diverse Geographic Footprint • Demonstrated Ability to Raise Capital and Successfully Complete Acquisitions • Track Record of Growing Shareholder Value (Dividends since 1879) • Experienced Management 11

Our Branch Footprint *Source: S&P Global Market Intelligence 12 First Mid Bank & Trust currently operates 64 banking centers throughout Illinois and eastern Missouri and a loan production office in the greater Indianapolis area . Clusters of branches are located in and around cities such as St . Louis, Peoria, Champaign, Decatur, and Carbondale . First Mid Wealth Management Company operates multiple office locations in Bloomington, Bourbonnais, Decatur, Mattoon, Peoria, and Springfield First Mid Insurance Group, Inc. has offices in Decatur, Mattoon, Peoria as well as the Champaign & Metro East MSAs.

Market Share

Diverse market segments with economies based on agriculture, manufacturing, education and services

First Mid's Operating Market				As of June 30, 2019		
Rank	Institution	Parent City	State	# of Active Branches	Total Deposits ($000s)	Market Share (%)
1	First Busey Corp.	Champaign	IL	54	$ 6,004,174	6.98%
2	U.S. Bancorp	Minneapolis	MN	79	$ 5,992,244	6.97%
3	Commerce Bancshares Inc.	Kansas City	MO	35	$ 5,751,382	6.69%
4	Bank of America Corp.	Charlotte	NC	27	$ 5,611,151	6.52%
5	PNC Financial Services Group Inc.	Pittsburgh	PA	46	$ 3,850,974	4.48%
6	Regions Financial Corp.	Birmingham	AL	56	$ 3,320,216	3.86%
7	**First Mid Bancshares Inc.**	**Mattoon**	**IL**	**65**	**$ 3,040,478**	**3.54%**
8	Enterprise Financial Services Corp	Clayton	MO	10	$ 2,643,099	3.07%
9	Stifel Financial Corp.	Saint Louis	MO	2	$ 1,750,674	2.04%
10	Midland State Bancorp Inc.	Effingham	IL	23	$ 1,546,943	1.80%
11	JPMorgan Chase & Co.	New York	NY	9	$ 1,493,895	1.74%
12	FB Corp.	Creve Coeur	MO	25	$ 1,462,618	1.70%
13	First Co. Bancorp Inc.	Collinsville	IL	15	$ 1,218,196	1.42%
14	Central Banco. Inc.	Jefferson City	MO	10	$ 1,179,975	1.37%
15	Simmons First National Corp.	Pine Bluff	AR	20	$ 1,174,865	1.37%
16	Stupp Bros. Inc.	Saint Louis	MO	8	$ 1,003,568	1.17%
17	HBT Financial Inc.	Bloomington	IL	17	$ 825,252	0.96%
18	Bank of Montreal	Montreal		9	$ 803,610	0.93%
19	CBX Corp.	Carrollton	IL	7	$ 767,116	0.89%
20	Associated Banc-Corp	Green Bay	WI	14	$ 724,282	0.84%
		Market Total		**1,080**	**$ 85,998,284**	**100.00%**

NOTE: Operating Market includes all counties in which First Mid has deposit market share; Includes pro-forma deposits of pending acquisitions in the market; Excludes State Farm Mutual Automobile Insurance Co.

Source: S&P Global Market Intelligence

Top employers in the region include a diverse range of operations such as Ameren, ADM, Caterpillar, State Universities, Multiple Hospitals & Medical Care Facilities, Rural King, and Continental Tire North America

Market Share Ranking

First Mid ranks in the Top 10 for market share in 21 of the 27 counties served and ranks in the Top 5 in 70% of those markets

Community Bank Ranking

First Mid ranks 1st in its operating market among community banks (excluding money center, super regional and other banks with assets greater than $10 billion) – all while maintaining "best in class" deposit costs.

13

Quality Core Deposit Franchise June 30, 2020 Balance % Non - Interest bearing demand deposits $ 817,622 24 . 1% Interest bearing demand deposits $ 938,710 27 . 7% Savings deposits $ 492,760 14 . 6% Money Market $ 607,145 17 . 9% Time Deposits $ 529,588 15 . 6% Total Deposits $ 3,385,827 100% Deposit Composition ($000s) Rounded to Nearest Percentage 0 . 19% 0 . 18% 0 . 22% 0 . 42% 0 . 80% 0 . 51% $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 0 .0 0% 0 .1 0% 0 .2 0% 0 .3 0% 0 .4 0% 0 .5 0% 0 .6 0% 0 .7 0% 0 .8 0% 0 .9 0 % Cost of Interest Bearing Deposits C O D Total Deposits 14

Diversified Loan Portfolio June 30, 2020 Balance % Commercial Real Estate ( N o n f a rm/ N o n r e s i d e n t i al) 3 5. 1 % Commercial & Industrial Loans 2 5. 3% 1 - 4 Family Residential Properties 1 0. 7 % Agricultural Real Estate 7 .8% Construction & Land Development 5 .6% Agricultural Loans 4 .6% Multifamily Residential Properties 4 .4% Consumer Loans 2 .6% All Other Loans 3 .9% Total Loans $ 1,123,540 $ 811,169 $ 342,036 $ 251,382 $ 180,934 $ 149,043 $ 141,015 $ 82,084 $ 124,059 $ 3,205,262 1 0 0 % Loan Composition ($000s) Rounded to Nearest Percentage $ 1, 8 2 5 , 9 92 $ 1, 9 3 9 , 5 01 $ 2 , 6 4 4 , 5 19 $ 2, 6 9 5 , 3 47 $ 3 , 2 0 5 , 2 62 $1,000,000 $1,250,000 $1,500,000 $1,750,000 $2,000,000 $2,250,000 $2,500,000 $2,750,000 $3,000,000 $3,250,000 Total Loans ($000s) 15

35% 25% 11% 8% 5% 4% CRE (nonfarm/nonresidential) 1 - 4 Family Ag Real Estate Ag Loans Multi - Family C&L D C o n s u m er All Other Loans Diversified Loan Portfolio Mix 33% 16% 25% 9% 7% 3% 3% 3% 6% 1% A historical comparison of First Mid’s loan portfolio mix. 3% 4% June 30, 2010 35% 16 23% 16% 11% 6% 5% 3% 1% 1% June 30, 2015 June 30, 2020 C&I

Ag Loan Portfolio Highlights

- Totaled $400.4 million or 12.5% of outstanding loans at 6/30/2020
- Nearly 2/3 of the portfolio is Ag Real Estate and secured by highly productive farmland with a low LTV
- Farmland has historically outperformed major classes with double-digit total annual returns over multiple decades, with low volatility.
- Farmland is a recession-resistant asset that has consistently generated positive returns during financial downturns.
- Historically low net charge offs over the last 25 years. Less than $1.2 million in net Ag charge offs between 1995 and 2019

Ag Portfolio Mix



Ag Real Estate
Grain Operations
Beef Cattle Farms
Specialty Farms
2%
1%
35%
63%

Ag Loans by Geography



Central Region
Champaign/Decatur
Metro/St. Louis Region
Peoria Region
Southern Region
Sullivan Region
16%
13%
8%
12%
4%
48%

First Mid
BANCSHARES, INC.

NOTE: As of June 30, 2020
NOTE: Ag portfolio disclosures based on NAICS codes

17

Diverse Geographic Lending R e g i on 18 D e c at u r Region Metro / St . Louis Region Peoria R e g ion S ou th e rn Regio n Sullivan Central R e g ion Balance % Central Region $ 630,677 19.7% Champaign/Decatur Region Includes Indianapolis LPO balances $ 695,217 21.7% Metro/St. Louis Region $ 828,552 25.8% Peoria Region $ 545,280 17.0% Southern Region $ 85,620 2.7% Sullivan Region $ 419,916 13.1% Total Loans $ 3,205,262 100% First Mid’s loan portfolio is geographically disbursed across our footprint As of June 30, 2020

Strong Credit Culture 0 . 1 0% 0 . 2 2% 0 . 0 6% 0 . 0 6% 0 . 0 7% 0 . 1 7% 0.13% 0 . 2 8% 0 . 2 5% 0 . 3 9% 0 . 2 9% 0 . 2 3% 0 . 0 8% 0 . 0 2% 0.04% 0.04% 0 . 2 4% 0 . 0 9% 0 . 1 1% 0 . 2 2% 0 . 15% 0 . 15% 0 . 0 0% 0 . 2 0% 0 . 4 0% 0 . 8 0% Earnings & Dividends/Share 1.00% Net Charge - Offs (Recoveries) as a % of Average Loans 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 NCOs/Avg Loans 20 Year Avg NCOs/Avg Loans First Mid’s exceptional credit underwriting standards have led to historically low net charge - offs over the last 20 years • Historical net - charge offs have averaged only 15 bps per year over the last 20 years • The current ACL balance ($38.4 million) at 6/30/2020 is greater than the total net charge offs ($31.6 million) over the last 20 years through the same date 0.60% NCOs/Avg Loans Q2’2020 – 0.13% 19

Capital Management and Acquisitions 20 R ecent Capital Events 2019 Strategically repurchased $1.1 million of common stock through Q3’19. June 2018 Raised $36 million through an overnight public offering of common stock. August 2017 Launched a $20 million at - the - market equity offering. June 2015 Raised $29.3 million through a private placement of common stock. Approximately 90% raised via new institutional relationships. $ 1. 5 $ 1. 0 $ 0. 5 $ - $ 2. 0 $ 2. 5 $ 3. 0 $ 3. 5 $ 4. 0 $ 4. 5 1 99 8 2 02 0 ($Bil) Acquisitions and Asset Growth Timeline – (1998 - 2020) May 1999 Acquired 4 branches from Bank One Corp. April 2001 Acquired American Bank of Illinois January 2002 Acquired The Checkley Agency, Inc., an Insurance Broker May 2006 Acquired Mansfield Bancorp, Inc. September 2010 Acquired 10 branches from FirstBank August 2015 Acquired 12 branches from Old National Bank September 2016 Acquired First Clover Leaf Financial Corp. December 2015 Acquired Illiana Insurance Agency May 2018 Acquired First BancTrust Corp. November 2018 Acquired SCB Bancorp, Inc. April 2020 Acquired Lending Team & Relationships in St Louis Metro Market

Recent Transactions First Mid has announced or successfully completed five major acquisitions since 2010 which has added nearly $2.5 billion of assets. T r a n s a ct i on Date Closed 9 / 10 / 10 Closed 8 / 14 / 15 Closed 9 / 08 / 16 Closed 5 / 01 / 18 Closed 11 / 15 / 18 $16 Million $16 Million $89 Million $72 Million $70 Million B r a nch B r a nch Whole Bank Whole Bank Whole Bank T r a n s a ct i on Value Deal Type Assets ($000s) $321 Million $441 Million $659 Million $475 Million $458 Million L o a n s ($000s) $135 Million $156 Million $449 Million $371 Million $254 Million Deposits ($000s) $336 Million $453 Million $535 Million $384 Million $341 Million # of B r a n c h e s 10 12 7 7 10 • Figures noted above exclude fair value adjustments made at closing. 21

Strategic Acquire in 2020 • Completed a strategic acquisition of a talented team of lenders and their loan relationships in the St. Louis metro market. • The acquisition was funded primarily through a depository agreement entered into with Promontory in the St. Louis Metro market. • The loan portfolio is well diversified and primarily comprised of CRE and commercial operating loans, with no hotel borrowers. • First Mid assumed deposits from the acquired loan relationships on July 17, 2020. • Negotiated opportunity. • Great fit and strategic enhancement to our St Louis metro market presence. • Accretive to 2020 earnings. • Picked up a talented group of community bankers. • All lenders have signed employment agreements. • The acquired loan portfolio totaled approximately $183 million of performing loans. • Approximately $60 million of deposits. First Mid continues to seek strategic opportunities to create shareholder value even during challenging times On April 21 st , 2020 Overview Highlights of the Deal 22

Diversified Solutions and Sources of Revenue $5,425,000 $5,905,000 $8,460,000 $15,570,000 $3,500,000 $5,500,000 $7,500,000 $9,500,000 $11,500,000 $13,500,000 $15,500,000 2 0 16 2 0 17 2 0 18 2 0 19 • Complementary Wealth Management, Trust Operations, and Ag Services • Source of Revenue: • 50% coming from Trust and Wealth Management Services • 50% related to Ag Services division including Farm Management & Brokerage • Total YTD Revenue of $7.5 million, up 3% YoY • Assets Under Management totaling $4.1 billion 1 • Investment/Brokerage through an agreement with Raymond James Financial Services, Inc. • Largest farm manager in Illinois with approximately 280,000 acres under management 1 • Multiple office locations (Bloomington, Decatur, Bourbonnais, Mattoon, Peoria, and Springfield 1 Data as of June 30, 2020 23 Total Revenue

Diversified Solutions and Sources of Revenue $3,454,000 $3,880,000 $5,592,000 $16,029,000 $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 $16,000,000 2 0 16 2 0 17 2 0 18 2 0 19 • Largest community bank - owned insurance agent in Illinois 24 • Offers the following product lines to meet our communities’ needs: • Property/Casualty and Health Insurance Products for businesses • Homeowner and Personal Insurance Products • Senior Care Insurance • Surety Bonding Products • Expanding geographic customer base with offices in Decatur, Mattoon, Peoria as well as the Champaign & Metro East MSAs • Total YTD Revenue of $10.7 million, up 15% YoY Total Revenue

Value Proposition

Ability to Raise Capital and Grow Strategically

Increasing Shareholder Value

Strong Risk Management Coupled with Efficient Operations

Experienced Management Team and Board

Diversified Revenue Streams and Proven Earnings Engine

Well Positioned Balance Sheet & Strong Asset Quality

150+ year Operating Track Record Focused on all Stakeholders

25

Key Financial Metrics

Selected Income Statement Data 27 YTD Q 2’ 2 020 2019 2018 2017 2016 2015 Interest income $70 , 276 $149,7 2 1 $1 2 4,565 $99 , 555 $75 , 496 $59 , 251 Interest expense 8 , 821 24,047 12 , 827 6 , 482 4,2 9 2 3 ,499 Net interest income 61 , 455 1 25,674 111 , 738 93 , 073 71, 2 04 55 , 752 Provision for loan losses 11 , 617 6,433 8 ,667 7 , 462 2 , 826 1 , 318 Net interest income after provision 49,838 119 , 241 103 , 071 85,6 1 1 6 8 ,378 54 , 434 Other income 30 , 395 56,017 3 5 ,414 30 , 336 26 , 912 20 , 544 Other expenses 53 , 829 111,992 8 9 ,980 74 , 221 61, 5 10 49 , 248 Income before income taxes 26 , 404 63,226 4 8 ,505 41 , 726 33, 7 80 25 , 730 Income taxes 6 , 268 15,323 11 , 905 15 , 042 11,9 4 0 9 , 218 Net income $20 , 136 $ 47,943 $36 , 600 $26 , 684 $21, 8 40 $16 , 512 Per Share Information Basic earnings per common share $1 . 21 $2 . 88 $2 . 53 $2 . 13 $2 . 07 $1 . 84 Diluted earnings per common share $1 . 20 $2 . 87 $2 . 52 $2 . 13 $2 . 05 $1 . 81 Dividends per common share $0 . 76 $0 . 70 $0 . 66 $0 . 62 $0 . 59 Weighted average shares outstanding 16,701,536 16,675,269 14,487,126 12,531,659 10,149,099 7,775,490 Diluted weighted avg shares outstanding 16,748,444 16,709,476 14,500,585 12,536,534 10,663,710 9,137,689 Selected Income Statement Data ($000s)

Selected Balance Sheet Data ASSETS Q2’2020 2019 2018 2017 2016 2015 Cash and cash equivalents $238 , 487 $85 , 080 $ 141,400 $8 8 ,879 $175 , 902 $115, 7 84 Investment securities 727 , 154 760, 2 15 7 69,279 649 , 596 708 , 722 629,0 5 6 Net loans 3 , 166,881 2,66 8 ,436 2 ,618 , 330 1 , 919, 5 24 1, 8 09,239 1,267 , 313 Other assets 325 , 789 325, 6 95 3 10,725 183 , 540 190 , 672 102 , 346 Total assets $4 , 458 , 311 $3, 8 39,426 $ 3,839 , 734 $2 , 841 , 539 $2 , 884, 5 35 $2,1 1 4,499 LIABILITIES & STOCKHOLDERS’ EQUITY Deposits $3 , 385,8 2 7 $2,9 1 7,366 $ 2,988 , 686 $2 , 274 , 639 $2 , 329,887 $1,73 2 ,568 Borrowings 473 , 169 345, 8 62 3 48,799 249 , 739 267 , 837 169,4 6 2 Other liabilities 50 , 042 49,5 8 9 2 6,385 9 , 197 6,138 7 ,460 Total liabilities 3 , 909, 0 38 3,3 1 2,817 3 ,363 , 870 2 , 533 , 575 2 , 603,8 6 2 1,90 9 ,490 Stockholders’ equity 549 , 273 526, 6 09 4 75,864 307 , 964 280 , 673 205,0 0 9 Total liabilities and stockholders’ equity $4 , 458 , 311 $3, 8 39,426 $ 3,839 , 734 $2 , 841 , 539 $2 , 884, 5 35 $2,1 1 4,499 28 Selected Balance Sheet Data ($000s)

Non - GAAP Measures

Non - GAAP Measures June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 Net interest income as reported $31 , 582 $2 9 ,873 $30 , 984 $31 , 125 $31 , 313 Net interest income, (tax equivalent) 32 , 118 30 , 393 31 , 517 31 , 659 31 , 850 Average earning assets 3 , 942,832 3 , 451 , 123 3 , 464, 2 00 3 , 444,088 3, 4 70,776 Net interest margin (tax equivalent) 1 3 . 25% 3 . 51% 3 . 57% 3 . 60% 3 . 64% 30 As of and for the Quarter Ended Reconciliation of Non - GAAP Financial Measures (In thousands, unaudited)

Board of Directors Holly A. Bailey President, Howell Asphalt Company President, Howell Paving, Inc. Robert S. Cook Managing Partner, TAR CO Investments, LLC Joseph R. Dively Chairman and Chief Executive Officer, First Mid Bancshares, Inc. Steven L. Grissom Chief Executive Officer, SKL Investment Group, LLC Zachary I. Horn President & Founder, MCC Network Services, LLC Ray A. Sparks Private Investor, Sparks Investment Group, LP Mary J. Westerhold Chief Financial Officer, Madison Communications Company James E. Zimmer Owner, Zimmer Real Estate Properties, LLC Co - Founder, Bio - Enzyme 31

Experienced Management Team Joseph R. Dively Chairman, Chief Executive Officer and President Joe joined First Mid as a Board of Director in 2004. Michael L. Taylor SEVP, Chief Operating Officer Mike joined First Mid in 2000. Matthew K. Smith EVP, Chief Financial Officer Matt joined First Mid in 2016. Laurel G. Allenbaugh EVP, Chief Operations Officer Laurel joined First Mid in 1990. Bradley L. Beesley EVP, Chief Executive Officer First Mid Wealth Management Company Brad joined First Mid in 2007 . Clay M. Dean EVP, Chief Executive Officer First Mid Insurance Group, Inc. Clay joined First Mid in 2010. Amanda D. Lewis EVP, Chief Deposit Services Officer Mandy joined First Mid in 2001. Eric S. McRae EVP, Chief Credit Officer Eric joined First Mid in 1999. Jason M. Crowder SVP, General Counsel Jason joined First Mid in 2019. Rhonda R. Gatons SVP, Chief Human Resources Officer Rhonda joined First Mid in 2016. David R. Hiden SVP, Chief Information Officer David joined First Mid in 2018. Christopher L. Slabach SVP, Chief Risk Officer Chris joined First Mid in 1993. 32

Achievements through Performance: